Exhibit 99.6

FORM ABS DUE DILIGENCE-15E	OMB APPROVAL

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CERTIFICATION OF PROVIDER OF THIRD- PARTY DUE DILIGENCE SERVICES FOR ASSET-BACKED SECURITIES

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILIGENCE SERVICES
FOR ASSET-BACKED SECURITIES

Pursuant 17 CFR 240.17g-10, this Form must be used by a person providing third-party due diligence services in connection with an asset-backed security to comply with section 15E(s)(4)(B) of the Securities Exchange Act of 1934 (15 U.S.C. 78o-7(s)(4)(B)). Section 15E(s)(4)(B) of the Securities Exchange Act of 1934 requires a person providing the due diligence services to provide a written certification to any nationally recognized statistical rating organization that produces a credit rating to which such due diligence services relate.

Item 1. Identity of the person providing third-party due diligence services

Legal Name: Covius Real Estate Services, LLC

Business Name (if Different):

Principal Business Address: 720 S. Colorado Blvd, Suite 200, Glendale, CO 80246

Item 2. Identity of the person who paid the person to provide third-party due diligence services

Legal Name: PRP VI AIV Holdings, LLC

Business Name (if Different):

Principal Business Address: 7114 E. Stetson Dr., Suite 250, Scottsdale AZ 85251

Item 3. Credit rating criteria

If the due diligence performed by the third party is intended to satisfy the criteria for due diligence published by a nationally recognized statistical rating organization, identify the nationally recognized statistical rating organization and the title and date of the published criteria (more than one nationally recognized statistical rating organization may be identified).

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Identity of NRSRO	Title and Date of Criteria
Fitch Ratings, Inc.	U.S. RMBS Rating Criteria dated October 01, 2025
DBRS, Inc.	Third-Party Due-Diligence and Representations & Warranties Criteria for U.S. RMBS Transactions dated September 30, 2024

Item 4. Description of the due diligence performed

Provide a description of the scope and manner of the due diligence services performed in connection with the review of assets that is sufficiently detailed to provide an understanding of the steps taken in performing the review. Include in the description: (1) the type of assets that were reviewed; (2) the sample size of the assets reviewed; (3) how the sample size was determined and, if applicable, computed; (4) whether the accuracy of information or data about the assets provided, directly or indirectly, by the securitizer or originator of the assets was reviewed and, if so, how the review was conducted; (5) whether the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements was reviewed and, if so, how the review was conducted; (6) whether the value of collateral securing such assets was reviewed and, if so, how the review was conducted; (7) whether the compliance of the originator of the assets with federal, state, and local laws and regulations was reviewed and, if so, how the review was conducted; and (8) any other type of review that was part of the due diligence services conducted by the person executing this Form. This description should be attached to the Form and contain the heading “Item 4.” Provide this description regardless of whether the due diligence performed is intended to satisfy the criteria for due diligence published by a nationally recognized statistical rating organization. Response: Please see “Covius Executive Summary PRPM 2025-NQM5” attached hereto.

Item 5. Summary of findings and conclusions of review

Provide a summary of the findings and conclusions that resulted from the due diligence services that is sufficiently detailed to provide an understanding of the findings and conclusions that were conveyed to the person identified in Item 2. This summary should be attached to the Form and contain the heading “Item 5.”

Response: Please see “Covius Executive Summary PRPM 2025-NQM5” attached hereto.

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CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects on and as of the date hereof.

Name of Person Identified in Item 1: Covius Real Estate Services, LLC

By:	Dustin L Wallace	/s/ Dustin L Wallace
	(Print name of duly authorized person)	(Signature)

Date:	10/29/2025

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Executive Summary
PRPM 2025-NQM5

(1)	Type of Assets.

Covius Real Estate Services, LLC ("CRES") performed the due diligence services described below on residential mortgage loans originated by nine sellers and acquired directly (or indirectly) by PRP VI AIV Holdings, LLC (the "Client"). The loan reviews were conducted from April 2025 through July 2025 by CRES.

(2)	Number of Assets.

There were 15 assets in the loan population.

(3)	Review Process.

The post-closing loan reviews were graded in accordance with the following NRSRO(s) Third Party Due- Diligence Criteria, in addition to the review grading of “Meets Guidelines” or “Does Not Meet Guidelines”:

NRSRO	Title and Date of Criteria
Fitch Ratings, Inc.	U.S. RMBS Rating Criteria dated October 01, 2025
DBRS, Inc.	Third-Party Due-Diligence and Representations & Warranties Criteria for U.S. RMBS Transactions dated September 30, 2024

The post-closing reviews included a re-underwrite of each borrowers’ credit, an analysis of the property valuation, and regulatory compliance testing. Post-closing reviews are underwritten to the applicable lender’s or client’s underwriting guidelines and credit matrices. The review scope and methodology of these different review areas is discussed in subsequent sections of this document.

(4)	Sample size of the assets reviewed.

The due diligence review was conducted on 100% of the loan population and consisted of 15 mortgage loans with an aggregate original principal balance of approximately $9,129,700. The mortgage loans originated from April 2025 through July 2025.

(5)	Asset Review

In connection with the credit re-underwrite, CRES reviewed all origination documentation to determine conformity to the applicable underwriting guidelines and other regulatory requirements described below, including (if applicable) the Ability to Repay and Qualified Mortgage requirements. Review areas included, but are not limited to:

Credit Review and Methodology

Credit Report: Analyzed the Borrower’s credit report/credit history, confirming that credit scores, liabilities and public records met guideline requirements. Liabilities gathered from the credit report were included in the re-calculation of the debt-to-income ratio as appropriate. In addition the following data was also captured and reviewed to confirm compliance with guideline and ASF reporting requirements: (i) credit report date, (ii) bankruptcy date, (iii) bankruptcy discharge date, (iv) bankruptcy chapter, (v) foreclosure date, (vi) short sell date, (vii) longest trade line (active), (viii) longest trade line balance (active), (ix) months reviewed, (x) number of trade lines, (xi) credit scores, (xii) revolving debts and (xiii) installments debts.

Loan Application (1003): Reviewed the Borrower’s Loan Application including comparison of initial loan application against the final loan application, or other loan applications found in the file, to identify potential discrepancies. In addition the following data was also captured and reviewed to confirm compliance with guideline and ASF reporting requirements: (i) purpose, (ii) years in primary residence, (iii) number of mortgaged properties (as compared with the credit reports disclosed mortgages), (iv) application date, (v) borrower information (name, date of birth, social security number and number of family members), (vi) borrower’s address, (vii) borrower(s)’ employment information (including address, years at job, years in field), (vii) monthly income and (ix) citizenship.

Loan Approval/Exception Form (if applicable): Reviewed the Lender’s approval and Client’s exception approval documentation to confirm appropriate risk mitigating factors were present when granting exceptions.

Sales Contract (if applicable): Reviewed the sales contract to confirm buyer(s) and seller(s), sales price and property address matches other documents.

Title: Reviewed the title policy or commitment to identify possible judgments or other liens that may have existed at origination. In addition, proper vesting and parties (as disclosed on sales contract, note, and deed) were reflected accurately.

Hazard and Flood Insurance: Reviewed hazard and flood (if applicable) insurance to ensure policy met the minimum required amount of replacement coverage.

Employment and Income (DTI Loans): Reviewed borrower(s)’ employment and income documentation used for qualification purposes and as applicable, Appendix Q or Ability to Repay, including recalculation of debt-to-income ratio (DTI) to confirm compliance with underwriting guidelines. Items reviewed included: (i) verbal or written verifications of employment, (ii) pay stubs, (iii) W-2’s, (iv) federal tax returns, (v) bank statements, (vi) profit and loss statements, and (vii) IRS tax transcripts (when provided).

Leases and Market Rents (DSCR Loans): Reviewed lease agreements and third-party market rent documents to confirm compliance with Debt-Service-Coverage-Ratio requirements. Note, the documentation that can be used to establish market rents can vary from lender to lender. CRES reviews the market rent source, to ensure compliance with applicable guidelines. In some cases, lenders may not require proof of market rents, if a sourced payment history can be provided along with the lease agreement.

Assets: Reviewed (i) bank statements, (ii) verification-of-deposit (VOD) and (iii) stock or security account statements to ensure adequate assets were provided verifying down payment, closing costs and reserves required by the guidelines and as applicable Ability to Repay.

Guidelines: Confirmed compliance with applicable underwriting guidelines and determined the qualification of credit and income, assets, property type and usage, LTV/CLTV, and documentation requirements to applicable underwriting guidelines and loan program matrices. Items included, but not limited to: FICO, housing history, bankruptcy and foreclosure seasoning, occupancy, credit grade, loan amounts (minimum and maximum), maximum cash out amount, reserves, residual income, minimum trade lines, debt to income and debt service coverage ratio requirements.

Unless otherwise stated in the Lender’s or Client’s guidelines, Fannie Mae guidelines prevail.

Property Valuation Review and Methodology

CRES reviewed the Appraisal for completeness and conformance to industry standards, including requirements set forth in Title XI of FIRREA. The review included both data and description information provided by the appraiser. Review items included: (i) property address and borrower information matches the mortgage note and other critical origination documents, (ii) neighborhood characteristics and housing trends were acceptable and met applicable underwriting guidelines, (iii) site information for zoning compliance and possible adverse site notations reviewed for adverse conditions, FEMA Flood Zone designation matched the Flood Certification, (iv) property type and property description information met applicable underwriting guidelines, (v) comparable sales (sale dates, distance, gross and net adjustments, square footage, and value) met industry standards and were properly bracketed, (vi) comparable size, style, and location were similar to the subject address, (vii) condition of the property was average or better and notable repairs were addressed, (viii) appraisal was made on an “as is” basis or proper evidence of completion was obtained and clearly documented and addressed all “subject to” conditions noted, (ix) subject and comparable photos reviewed to ensure appraisal description information coincides with property pictures and that no visible adverse issues are present that the appraiser did not address, (x) appraisal was completed by a licensed appraiser and (xi) appraisal was completed within the required timing requirements, as disclosed in the applicable underwriting guidelines.

A Fannie Mae UCDP Submission Summary Report with a Collateral Underwriter Risk Score of 2.5 or less or an enhanced desk review product, (such as an ARR from ProTeck or CDA from Clear Capital), from a client approved AMC is required on all transactions. In lieu of an enhanced desk review product, a field review or second appraisal from a client approved AMC is acceptable. The source of the Appraisal Review Product may not be the same AMC used for the appraisal. If the Collateral Underwriter Risk Score is greater than 2.5 an enhanced desk review product was also required. If the Appraisal Review Product value is more than 10% below the appraised value, a second field review or appraisal was required. In certain cases, correspondents may include an enhanced desk review product from a Client approved AMC. All ARR or CDA documentation provided by a client approved AMC vendor was recorded by CRES, as an acceptable valuation support option as long as valuations were obtained in accordance with guidelines and through notable AMC vendors. Any loans that did not maintain an enhanced desk review or did not meet the Client’s vendor requirements were conditioned and communicated with the Client.

If material origination valuation discrepancies could not be resolved an exception was created and the applicable NRSROs valuation grade was recorded.

Compliance Review Methodology

CRES reviews on one consumer loan included comprehensive audit of fees and disclosed federal, state, municipal requirements along with timing of delivery requirements for TRID related Loan Estimates (LE’s) and the Initial Closing Disclosure (CD’s). The reviews track delivery and receipt requirements for all LE’s and CD’s, tracks fee changes and changed circumstances affecting fees and provides a fee tolerance comparison across all LE’s and CD’s. In addition to the TRID specific items, the loans were also subject to the following Pre-TRID and Post- TRID compliance testing.

CRES utilizes a third party compliance company’s software for certain compliance tests. The following Pre-TRID, TRID, Qualified Mortgage (QM), and High Costs related test were completed within the third party compliance software:

Qualified Mortgage (12 CFR § 1026.43)

(I)	Negative Amortization Loan test.
(II)	Interest Only Loan test.
(III)	Balloon Payment Loan test.
(IV)	Loan Term test.
(V)	Points and Fees test.
(VI)	The Qualified Mortgage DTI Threshold test.

Federal High-Cost Mortgage (HOEPA - Amended) (12 CFR §1026.32)

(I)	APR threshold test.
(II)	Points and fees threshold test.
(III)	Prepayment penalty threshold test.
(IV)	Is Not a High-Costs Mortgage.

Federal Higher-Priced Mortgage Loan (2013 Provisions) (12 CFR §1026.35)

(I)	Higher-Priced Mortgage Loan test.
(II)	Higher-priced mortgage loan required escrow account test.

Federal TILA (12 CFR §1026.15, 18, 22, 23 and 36)

(I)	TILA finance charge test.
(II)	TILA APR test.
(III)	Dual Broker Compensation test.
(IV)	Loan originator credits test.
(V)	TILA Financing of Single Premium Credit Insurance test.
(VI)	TILA Right of Rescission Test:

Initial Loan Estimate Timing Requirements (12 CFR §1026.19)

(I)	Initial loan estimate delivery date test (from application).
(II)	Initial loan estimate delivery date test (prior to consummation).
(III)	Written list of service provider’s disclosure date test.

Revised Loan Estimate Timing Requirements (12 CFR §1026.19)

(I)	Revised loan estimate delivery date test (prior to consummation).

Revised Loan Estimate Timing & Changed Circumstances Requirements (12 CFR §1026.19)

(I)	Valid or invalid changed circumstances test.
(II)	Revised loan estimate delivery date and changed circumstances date test.
(III)	Revised loan estimate lender credits test.

Initial Closing Disclosure Timing Requirements

(I)	Initial closing disclosure delivery date test. (12 CFR §1026.19).

Initial Closing Disclosure Timing & Changed Circumstances Requirements

(I)	Valid or invalid changed circumstances test.
(II)	Initial closing disclosure delivery date and changed circumstances date test.
(III)	Initial closing disclosure lender credits test.

Revised Closing Disclosure Timing Requirements (12 CFR §1026.19 and 22)

(I)	APR Tolerance Test.
(II)	Revised Closing Disclosure Waiting Period Required test.
(III)	Revised closing disclosure delivery date test.

Revised Closing Disclosure Timing & Changed Circumstances Requirements

(I)	Valid or invalid changed circumstances test.
(II)	Revised closing disclosure delivery date and changed circumstances date test.
(III)	Revised closing disclosure delivery date and date the rate was set test.
(IV)	Revised closing disclosure lender credits test.

Integrated Disclosures Tolerance & Reimbursement Provisions (12 CFR §1026.19)

(I)	Charges that cannot increase test.
(II)	Lender credits that cannot decrease test.
(III)	Charges that in total cannot increase more than 10% test.
(IV)	Charges that can have an unlimited increase test.

Federal RESPA (12 CFR §§1024.8, 1024.20, 1026.33)

(I)	Homeownership counseling organizations disclosure date test.
(II)	Good Faith Estimate disclosure date test.
(III)	RESPA "Your Credit or Charge" (802) Disallowed Credit and Charge test.

In addition to the checks disclosed above, various state, local high cost and/or anti-predatory laws and regulations tests were also completed using the third-party compliance software.

This pool contains one loan that was classified as “business purpose”. In such cases compliance TILA and Regulation Z requirements were not tested, as the law’s provisions do not apply to an extension of credit if primarily for business or a commercial purpose (12 C.F.R. §1026.3(a); 15 U.S.C. § 1603).

General Ability to Repay

CRES reviews all loan transactions that are covered by the Ability to Repay rule as set forth in Regulation Z- Truth in Lending Act (TILA) to determine whether the lender considered and evaluated the eight underwriting factors. The eight factors reviewed are: (i) Current or reasonably expected income or assets (other than the value of the property that secures the loan) that the consumer will rely on to repay the loan, (ii) Current employment status (if you rely on employment income when assessing the consumer’s ability to repay), (iii) Projected monthly mortgage payment for this loan (calculated using the introductory or fully- indexed rate, whichever is higher, and monthly, fully-amortizing payments that are substantially equal), (iv) Projected monthly payment on any simultaneous loans secured by the same property, (v) Monthly payments for property taxes and insurance that you require the consumer to buy, and certain other costs related to the property such as homeowners association fees or ground rent, (vi) Debts, alimony, and child- support obligations, (vii) Monthly debt-to-income ratio or residual income, calculated using the total of all of the mortgage and non-mortgage obligations listed above, as a ratio of gross monthly income, and (viii) Credit history.

Qualified Mortgage

When applicable, CRES assessed the borrower(s)’ QM classification and re-assigns a due diligence reviewed QM or Non-QM type for each loan. Loans are classified into one of the following categories: (i) QM: Safe Harbor: Loans that meet the rule's definition of a QM and are eligible for safe harbor protection under the original QM definition, (ii) QM: Safe Harbor (APOR): Loans that meet the rule's definition of a QM and are eligible for safe harbor protection under the new General QM definition (iii) QM: GSE Temporary (safe harbor) – Loans that are eligible for purchase by Fannie Mae or Freddie Mac and therefore is exempt from the Appendix Q/43% DTI provision, but otherwise meets the QM safe harbor definition, (iv) QM: Rebuttable Presumption: Loans that meet the rule's definition of a QM and are eligible for rebuttable presumption protection under the original QM definition, (v) QM: Rebuttable Presumption (APOR): Loans that meet the rule's definition of a QM and are eligible for rebuttable presumption protection under the new General QM definition, (vi) QM: GSE Temporary (rebuttable presumption) - Loans that are eligible for purchase by Fannie Mae or Freddie Mac and therefore is exempt from the Appendix Q/43% DTI provision, but otherwise meets the QM rebuttable presumption definition (vii) Non-QM: Compliant with ATR: Loans that do not meet the QM definition but fully comply with the ATR rule, (viii) Non-QM: Non-Compliant with ATR: Loans that do not meet the QM definition and do not comply with the ATR rule, and (ix) Not Covered/Exempt: Loans that are not covered by the rule.

Note that CRES determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a proper due diligence mortgage loan designation that is solely based on the documentation available at the time of the review. Classifications of QM and Non-QM are based on multiple factors including, but not limited to, requirements as set forth in Appendix Q to Part 1026.

The table below contains the TRID eligible breakdown for the loan population:

	Count	Percentage of Population
Investment/Business Purpose Loans	11	73.33%
Initial Application Date prior to October 3, 2015	0	0.00%
CRES Level II TRID Review	4	26.67%

Document Review

CRES reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

•	Appraisal.
•	Asset documentation.
•	Business Purpose Certification (if applicable)
•	Changed circumstance documentation.
•	Credit report.
•	FACTA disclosures.
•	Final 1003.
•	Final HUD-1/Closing Disclosure(s).
•	Hazard and/or flood insurance policies.
•	HUD from sale of previous residence.
•	Homeownership counseling organizations disclosure.
•	Income and employment documentation.
•	Initial and final GFE’s.
•	Initial application (1003).
•	Initial escrow disclosure.
•	Initial TIL.
•	Leases
•	Loan Estimate(s).
•	Market Rent supporting documentation

•	Mortgage Insurance.
•	Mortgage/Deed of Trust.
•	Note.
•	Notice of Special Flood Hazards.
•	Sales contract.
•	Tangible Net Benefit Disclosure.
•	Title/Preliminary Title.
•	Written List of Service Providers.

(6)	Tape Data Compare

CRES compared data fields on the data tape provided by the Client to the data points disclosed on the actual mortgage loan file documents, as captured by CRES. When data was available, the following data elements were compared:

Appraised Value	First Payment Date	Occupancy	Purpose
CLTV	Interest Rate	Original Balance	QM Type
Doc Level	Lien Position	P&I Payment	Term
DSCR	LTV	Property City
DTI	Note Date	Property State
FICO	Note Type	Property Zip

The aggregator provided CRES with loan level data regarding the mortgage loans for the data integrity check. The aggregator received the data directly from sellers through loan registrations in its system or via data tape.

Of the 15 mortgage loans reviewed, five unique mortgage loans had at least one tape discrepancy across 21 data fields (some mortgage loans had more than one data discrepancy). The following table discloses the number of data discrepancies noted by field name. Note, data was not provided on certain field compare values. The fields in which tape data was not available is noted below; however, a data discrepancy was not counted if the seller failed to provide a compare value.

Field Compare	Discrepancy: No	Discrepancy: Yes	Total
Appraised Value	15	0	15
CLTV	15	0	15
Doc Level	15	0	15
DSCR*	15	0	15
DTI	10	5	15
FICO	15	0	15
First Payment Date	15	0	15
Interest Rate	15	0	15
Lien Position	15	0	15
LTV	15	0	15
Note Date*	15	0	15
Note Type	15	0	15
Occupancy	15	0	15
Original Balance	15	0	15
P&I Payment*	15	0	15
Property City	15	0	15
Property State	15	0	15
Property Zip	15	0	15
Purpose	15	0	15
QM Type*	15	0	15
Term	15	0	15

*DSCR, Note Date, P&I Payment, QM Type: Tape data was not provided.

(7)  Credit, Compliance and Property Valuation Results

Credit Results Summary

Approximately 100.00% of the mortgage loans by number have a Credit grade of “B” or higher and 86.67% of the mortgage loans by number have a Credit grade of “A”.

NRSRO Grade	Loan Count	Percentage
A	13	86.67%
B	2	13.33%
C	0	0.00%
Total	15	100.00%

Compliance Results Summary

Approximately 100.00% of the mortgage loans by number have a Compliance grade of “B” or higher and 93.33% of the mortgage loans by number have a Compliance grade of “A”.

NRSRO Grade	Loan Count	Percentage
A	14	93.33%
B	1	6.67%
C	0	0.00%
Total	15	100.00%

Property Valuation Results Summary

Approximately 100.00% of all mortgage loans by number received a Valuation grade of “A”.

NRSRO Grade	Loan Count	Percentage
A	15	100.00%
B	0	0.00%
C	0	0.00%
Total	15	100.00%

Overall Results Summary

Approximately 100.00% of all loans by number received an “A” or “B” overall grade and 80.00% of all loans by number received an overall grade of “A”.

NRSRO Grade	Loan Count	Percentage
A	12	80.00%
B	3	20.00%
C	0	0.00%
Total	15	100.00%

(8)	Pool Stratification Summary

Lien Position	Count	Percentage
First	15	100.00%
Total	15	100.00%

Note Type	Count	Percentage
Arm	0	0.00%
Fixed	15	100.00%
Total	15	100.00%

Occupancy	Count	Percentage
Owner Occupied	3	20.00%
Non-Owner Occupied	11	73.33%
Second Home	1	6.67%
Total	15	100.00%

Purpose	Count	Percentage
Purchase	5	33.33%
Refi - Cash Out	10	66.67%
Rate Term Refi	0	50.00%
Total	15	100.00%

Property Type	Count	Percentage
Single Family	8	53.33%
PUD	5	33.33%
Condo	1	6.67%
2-4 Family	1	6.67%
5-10 Unit Multi-Family	0	0.00%
Townhome	0	0.00%
Mixed Use	0	0.00%
Total	15	100.00%

DSCR Loans	Count	Percentage
<0 or*	0	0.00%
0-0.199	0	0.00%
0.2-0.399	0	0.00%
0.4-0.599	0	0.00%
0.6-0.799	0	0.00%
0.8-.999	0	0.00%
1-1.199	3	60.00%
1.2-1.399	2	40.00%
1.4-1.599	0	0.00%
1.6-1.799	0	0.00%
1.8-1.999	0	0.00%
=>2	0	0.00%
Total	5	100.00%
Ten loans qualified under a DTI program.

Debt to Income	Count	Percentage
0-10%*	0	0.00%
10%-20%	6	60.00%
20%-30%	0	0.00%
30%-40%	0	0.00%
40%-50%	4	40.00%
50%-60%	0	0.00%
Total	10	100.00%
Five loans qualified under a DSCR program.

Loan to Value	Count	Percentage
0%-9.99%	0	0.00%
10%-19.99%	0	0.00%
20%-29.99%	0	0.00%
30%-39.99%	0	0.00%
40%-49.99%	0	0.00%
50%-59.99%	0	0.00%
60%-69.99%	1	6.67%
70%-79.99%	11	73.33%
80%-89.99%	3	20.00%
90%-100%	0	0.00%
Total	15	100.00%

State	Count	Percentage
CA	1	6.67%
FL	2	13.33%
GA	3	20.00%
IN	1	6.67%
MN	1	6.67%
NJ	2	13.33%
NY	1	6.67%
UT	4	26.67%
Total	15	100.00%